UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

GRAFTECH INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-13888	27-2496053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

982 Keynote Circle
Brooklyn Heights, OH 44131
(Address of principal executive offices) (Zip Code)
(216) 676-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	EAF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

GrafTech International Ltd. (the “Company”) held a Special Meeting of Stockholders on August 14, 2025 (the “Special Meeting”), as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2025 (the “Special Meeting Proxy Statement”). On June 30, 2025, the record date for the Special Meeting, 258,151,443 shares of Common Stock were issued and outstanding and entitled to vote. At the Special Meeting, one proposal was submitted to the Company’s stockholders, which was approved. The proposal is described below and in more detail in the Special Meeting Proxy Statement.

Proposal 1 - Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to, at the discretion of the Board of Directors, effect a reverse stock split of the Company’s issued common stock, par value $0.01 per share, at a ratio of not less than one-for-seven (1-for-7) and not greater than one-for-fifteen (1-for-15), with the final ratio within such range to be determined at the discretion of the Board of Directors, and a reduction in the number of authorized shares of common stock and preferred stock, par value $0.01 per share, by a corresponding proportion. The voting results were as follows:

For	Against	Abstain
213,612,373	5,351,928	177,350
There were no broker non-votes with respect to the proposal.

Item 7.01	Regulation FD Disclosure.

On August 18, 2025, the Company issued a press release announcing that the Board of Directors of the Company approved the implementation of a reverse stock split at a ratio of 1-for-10 (the “Reverse Stock Split”) and a reduction in the number of authorized shares of Common Stock and Preferred Stock by a corresponding proportion (the “Authorized Share Reduction”). The Company intends to file a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on August 28, 2025 to effect the Reverse Stock Split and Authorized Share Reduction at 12:01 a.m. Eastern Time on August 29, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before, on or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.
99.1 Press release of GrafTech International Ltd., dated August 18, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date:	August 18, 2025	By:	/s/ Rory O’Donnell
Rory O’Donnell
Chief Financial Officer and Senior Vice President